                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                    Amendment to Application Report Filed
                    Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934

       Amendment No. 1 to Form 8-K Current Report Filed August 22, 1996


                            SUNRISE PRESCHOOLS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware                   0-16425                  86-0532619
------------------------------  -----------------------  ----------------------
(STATE OR OTHER JURISDICTION    (COMMISSION              (I.R.S. EMPLOYER
OF INCORPORATION)               FILE NUMBER)             IDENTIFICATION NUMBER)


9128 East San Salvador Road, Suite 200, Scottsdale, Arizona           85258
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (602) 860-1611
                                                    ---------------------------


                                      N/A
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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)














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The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 1996, as set forth below.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------------
        (a) Financial Statements

            Audited financial statements for the selling parties for the year ended December 31, 1995 are attached as Exhibit 1. Country Air, Inc. had no operations during the year ended December 31, 1995. Country Air, Inc. had assets of approximately $6,500 at December 31, 1995, which are included in amounts due from related parties in the Calman Corporation and LKG, Inc. financial statements due to immateriality.











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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------------

        (b) Pro Forma Financial Information

                    Sunrise Preschools, Inc. and Subsidiary
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              As of July 31, 1996
                                 (In Thousands)

                                        Historical
                                   -------------------
                                               Selling        Pro Forma       Pro Forma
                                   Sunrise     Parties       Adjustments      Combined
                                   -------    --------       -----------      ---------
         ASSETS
Current Assets
  Cash and cash equivalents        $2,630     $      3       $      (3)       $  2,230
                                                                  (400)
  Accounts receivable, net            388           70             (70)            388
  Prepaids and other                  177           13             (13)            177
  Deferred tax assets, current        138        --             --                 138
                                   ------     --------       ---------        --------
    Total current assets            3,333           86            (486)          2,933
  Property and equipment, net       1,754           82             (82)          1,954
                                                                   200
  Deferred tax asset, net             557        --             --                 557
  Note receivable from PSI            256        --             --                 256
  Intangible assets, net              734        --                625           1,359
  Deposits and other                  363           43             (43)            363
                                  -------     --------       ---------        --------
    Total assets                  $ 6,997     $    211       $     214        $  7,422
                                  =======     ========       =========        ========
      LIABILITIES AND
    SHAREHOLDERS' EQUITY
Current Liabilities
  Line of credit                  $   100     $  --          $  --            $    100
  Accounts payable                    273           21             (21)            273
  Accrued expenses                    429           30             (30)            429
  Notes payable and capital
    leases, current                   133            3              (3)            133
  Accrued rental reserve,
    current                           292        --             --                 292
  Deferred rent, current              156        --             --                 156
  Deferred gain, current               45        --             --                  45
                                  -------     --------       ---------       ---------
    Total current liabilities       1,428           54             (54)          1,428
Notes Payable and Capital
  Leases, net                         505           15             (15)            930
                                                                   425
Accrued Rental Reserve, net           126        --             --                 126
Deferred Rent, net                    304        --             --                 304
Deferred Gain, net                     88        --             --                  88

Shareholders' Equity
  Preferred stock                     857        --             --                 857
  Common stock                         30            2              (2)             30
  Paid-in capital                   7,609        --             --               7,609
  Retained earnings (deficit)      (3,950)         140            (140)         (3,950)
                                  -------     --------       ---------        --------
    Total shareholders' equity      4,546          142            (142)          4,546
                                  -------     --------       ---------        --------
  Total liabilities and share-
    holders' equity               $ 6,997     $    211       $     214        $  7,422
                                  =======     ========       =========        ========
  See accompanying Note to Unaudited Pro Forma Condensed Consolidated Financial Statements.



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
ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------------

   (b)  Pro Forma Financial Information

                    Sunrise Preschools, Inc. and Subsidiary
          Unaudited Pro Forma Condensed Consolidated Income Statement
                    For the Fiscal Year Ended July 31, 1996
                     (In thousands, except per share data)

                                    Historical
                                ------------------
                                           Selling      Pro Forma      Pro Forma
                                Sunrise    Parties     Adjustments     Combined
                                -------    -------     -----------     ---------
Operating Revenues              $10,237    $1,366         $ --          $11,603

Operating Expenses
  Payroll                         5,055       639          (132)          5,562
  Facilities and maintenance      4,478       277            32           4,787
  General and administrative      1,638       289           --            1,927
                                -------    ------         -----         -------
    Total operating expenses     11,171     1,205          (100)         12,276
                                -------    ------         -----         -------
Income from Operations             (934)      161           100            (673)

Non-operating Income (Expense)
  Interest income (expense), net     71      --             (31)             40
  Other income (expense), net         6      --             --                6
                                -------    ------         -----         -------
    Total non-operating income
      (expense)                      77      --             (31)             46
                                -------    ------         -----         -------
  Net Income (Loss)             $  (857)   $  161         $  69         $  (627)
                                =======    ======         =====         =======
  Net Income (Loss) Available
    for Common Stock            $(1,202)                                $  (972)
                                =======                                 =======
  Net Income (Loss) per
    Common Share and Common
    Share Equivalent            $ (0.40)                                $ (0.33)
                                =======                                 =======
  Average Shares Outstanding      2,970                                   2,970
                                =======                                 =======

See accompanying Note to Unaudited Pro Forma Condensed Consolidated Financial Statements.


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
ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------------

   (b)  Pro Forma Financial Information

                    Sunrise Preschools, Inc. and Subsidiary
    Note to Unaudited Pro Forma Condensed Consolidated Financial Statements

        (1) Pro forma adjustments to the unaudited pro forma condensed consolidated balance sheet consisted of eliminating all Selling Parties' balances, reducing cash and cash equivalents by $400,000 (cash portion of the purchase price plus other acquisition costs), increasing property and equipment by $200,000 (the estimated fair market value of the assets acquired), increasing goodwill and other intangible assets by $625,000, and increasing notes payable by $425,000.

             Pro forma adjustments to the unaudited pro forma condensed consolidated income statements consisted of reducing payroll costs by the amount of salaries paid to the seller and increasing facilities and maintenance costs for depreciation and amortization of the acquired assets.


   (c)  Exhibits

        (1) Financial statements for LKG, Inc., and Calman Corporation for the year ended December 31, 1995. Country Air, Inc. had no operations during the year ended December 31, 1995.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 5, 1996                  By:  /s/ James R. Evans
                                             ----------------------------------
                                             James R. Evans
                                             Chairman of the Board of Directors
                                             and President (Principal Executive
                                             Officer)


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